Dreyfus Premier
Limited Term
High Income Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            24   Notes to Financial Statements

                            30   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                  Limited Term High Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term High Income Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus Premier Limited Term High Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund achieved total returns of -4.26% for Class A shares, -4.74% for Class B shares, -4.96% for Class C shares and -4.02% for Class R shares.(1) This compares to a -5.12% return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

We attribute the fund's weak absolute, but improved performance relative to its benchmark to two factors. On an absolute basis, returns suffered from continuing negative investor sentiment toward the high yield bond market. Relative to the fund's benchmark, however, the fund's investments are concentrated in shorter maturities -- a segment of the high yield bond market that performed relatively well over the reporting period.

Because of its restricted maturity and duration, we also gauge the fund's performance against a shorter term measure: a Customized Limited Term High Yield Index, developed by Dreyfus, which achieved a -1.10% return for the period.(3) This blended index is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index, and has a higher average credit quality than the fund. Higher rated securities generally outperformed the overall high yield market during the reporting period.

What is the fund's investment approach?

The fund seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the fund are limited to four and three and one-half years, respectively.

We normally invest most of the fund's assets in fixed-income securities of below
investment-grade   credit   quality.  Issuers  of  below  investment-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

grade securities may be in early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

The past 12 months have been exceptionally difficult for the high yield bond market. Following the near collapse in 1998 of a major hedge fund, many institutional investors began to significantly reduce their bond market activities. As these large-scale investors continued to withdraw from the market, liquidity -- that is, the ability to buy and sell securities quickly and easily -- evaporated in turn. It became increasingly difficult for the fund, as well as for all market participants, to buy high yield bonds without substantially moving bond prices higher or to sell these bonds without moving prices lower.

The Federal Reserve Board's (the "Fed") ongoing program of interest-rate tightening through most of the year had a negative impact on investor psychology. In addition, default rates have risen, as some high yield bonds issued in 1997 and 1998 had difficulty meeting interest and/or principal payments.

While the reporting period was a time of difficulty for the market in general, high yield bond prices did struggle to rally in June, July and August. The rally, however, was not broad based. Instead, high yield bonds with the strongest credit ratings advanced and bonds with lower credit ratings continued to languish, and as a result, fund performance suffered. September, October and November saw a return to an overall market slump. Concerns grew as to how the continuing investment needs of the already battered telecommunications sector
could   be   met   in  the  absence  of  a  vibrant  high  yield  bond  market.


Investors also grew concerned that the lack of liquidity affecting the high yield sector might spread through the credit markets as a whole. A more widespread credit contraction could lead to a much sharper economic slowdown than the market has anticipated. An unexpected rally in December, largely the result of anticipated Fed easing of interest rates, gave some new hope -- investor interest in high yield bonds made a hesitant return and a few companies with stronger credit ratings scheduled the sales of new high yield bonds for early January.

What is the fund's current strategy?

Currently, we believe that potentially favorable factors for the high yield market include possible interest-rate cuts by the Fed (in addition to the adjustment made shortly after the close of the reporting period on January 3,
2001) , increased capital market liquidity, wide spreads to other fixed-income products and recent positive mutual fund flows. In our view, negative factors continue to include the slowing economy, projected rising default rates, declining equity markets and tighter bank credit. The fund's investment strategy remains focused primarily on issues of domestic credit with final maturities of less than five years and BB credit ratings.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX II. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term High Income Fund Class A shares, Class B shares, Class C shares and Class R shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND ON 6/2/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 5/31/97 ARE USED AS THE BEGINNING VALUES ON 6/2/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN LOWER RATED FIXED-INCOME SECURITIES AND BY MAINTAINING AN EFFECTIVE AVERAGE PORTFOLIO MATURITY OF 4 YEARS OR LESS AND AN EFFECTIVE AVERAGE DURATION OF 3.5 YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL INDEX. THE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B- RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D".

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/00


                                                                                            Inception                      From
                                                                                              Date           1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                                             6/2/97          (8.55)%      (0.52)%
WITHOUT SALES CHARGE                                                                         6/2/97          (4.26)%       0.77%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                      6/2/97          (8.17)%      (0.34)%
WITHOUT REDEMPTION                                                                           6/2/97          (4.74)%       0.26%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                                   6/2/97          (5.82)%       0.01%
WITHOUT REDEMPTION                                                                           6/2/97          (4.96)%       0.01%

CLASS R SHARES                                                                               6/2/97          (4.02)%       1.00%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--99.2%                                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--9.2%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                  12,770,000                11,556,850

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        1,328,801                 1,209,209

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              21,729,400                16,058,461

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                                                               76,358                    76,576

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                    11,565,000                11,521,631

Midway Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            4,383,325                4,366,208

US Airways,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000                3,814,237

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000               10,355,642

                                                                                                                      58,958,814

AUTOMOTIVE--1.2%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  15,000,000                7,593,750

BROADCASTING--3.0%

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                            4,500,000  (a)           3,318,750

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                             14,000,000               14,210,000

Univision Network Holding,

   Sub. Notes, 7%, 2002                                                                       2,550,575                1,920,000

                                                                                                                      19,448,750

BUSINESS SERVICES--1.7%

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                                                             10,130,000               10,687,150

CABLE TELEVISION--13.4%

Adelphia Communications:

   Ser. B, Sr. Notes, 9.5%, 2004                                                              5,000,000                4,812,500

   Sr. Discount Notes, 0%, 2003                                                              12,500,000                9,437,500

   Sr. Notes, 9.25%, 2002                                                                     4,000,000                3,920,000

   Sr. Notes, 9.75%, 2002                                                                     1,700,000                1,670,250


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION (CONTINUED)

Diamond Cable Communications:

   Sr. Notes, 13.25%, 2004                                                                    2,250,000                2,092,500

   Sr. Notes, 11.75%, 2005                                                                   11,950,000               10,755,000

Galaxy Telecom,

   Sr. Sub. Notes, 12.375%, 2005                                                              9,400,000  (b)           3,760,000

NTL:

   Ser. A, Sr. Notes, 12.75%, 2005                                                            5,500,000                5,197,500

   Sr. Notes, 11.2%, 2007                                                                     7,000,000                5,985,000

Net Sat Servicos,

   Sr. Secured Notes, 12.75%, 2001                                                              500,000  (c)             511,250

Pegasus Communications, Ser. A,

   Sr. Sub. Notes, 12.5%, 2007                                                               16,500,000               16,665,000

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                                                               16,315,000               16,478,150

Telewest Communications,

   Sr. Notes, 11%, 2007                                                                       5,000,000                4,475,000

                                                                                                                      85,759,650

CASINOS & GAMING--.2%

Circus Circus Enterprises,

   Sr. Sub. Notes, 6.75%, 2003                                                                1,500,000                1,383,750

CHEMICALS--1.2%

ISP Holdings, Ser. B,

   Sr. Notes, 9%, 2003                                                                        9,750,000                7,458,750

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.3%

Nomura Depositor Trust:

   Ser. 1998-STI, Cl. B2, 10.96%, 2003                                                        7,000,000  (d,e)         6,558,125

   Ser. 1998-STIA, Cl. B2A, 10.96%, 2003                                                      2,000,000  (d,e)         1,873,750

                                                                                                                       8,431,875

CONSTRUCTION--2.4%

Aaf-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                    9,000,000                7,785,000

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 14,050,000  (b)           4,952,625

USG, Ser. B,

   Sr. Notes, 9.25%, 2001                                                                     3,000,000                2,805,066

                                                                                                                      15,542,691

CONSUMER--6.2%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                            6,482,882  (e)           3,467,095

Coinmach, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                   21,415,000               21,468,538

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER (CONTINUED)

Graham Packaging/GPC Capital, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   10.539%, 2008                                                                              1,500,000  (e)             892,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                              15,000,000               13,575,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            4,500,000  (b)             326,250

                                                                                                                      39,729,383

ENERGY--5.0%

Clark USA, Ser. B,

   Sr. Notes, 10.875%, 2005                                                                   5,000,000                2,625,000

Louis Dreyfus Natural Gas,

   Sr. Sub. Notes, 9.25%, 2004                                                                9,000,000                9,430,173

R & B Falcon, Ser. B,

   Sr. Notes, 6.5%, 2003                                                                     12,200,000               11,651,000

Statia Terminals, Ser.B,

   First Mortgage, 11.75%, 2003                                                               8,000,000                8,280,000

                                                                                                                      31,986,173

ENTERTAINMENT--2.9%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 22,915,000               18,446,575

FINANCIAL--2.1%

First Palm Beach Bancorp,

   Deb., 10.35%, 2002                                                                         4,375,000                4,440,625

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002                                                    2,500,000                1,954,925

Loomis Fargo & Co.,

   Sr. Notes, 10%, 2004                                                                       5,375,000                5,160,000

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (d)           1,876,212

                                                                                                                      13,431,762

FOOD & BEVERAGES--6.9%

Chiquita Brands International,

   Conv. Sub. Notes, 7%, 2001                                                                 9,150,000  (f)           8,052,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                   16,000,000               11,600,000

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                              2,000,000                1,970,000

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                              23,950,000               22,393,250

                                                                                                                      44,015,250

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREST PRODUCTS--6.2%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                              50,225,000               39,928,875

HEALTH CARE--2.8%

Bergen Brunswig,

   Sr. Notes, 7.375%, 2003                                                                    5,000,000                4,805,440

Eye Care Centers of America,

  Floating Interest Rate Sub. Term Securities,

   10.701%, 2008                                                                              4,500,000  (e)           1,597,500

Healthsouth,

   Conv. Sub. Deb., 3.25%, 2003                                                              12,500,000               11,265,625

                                                                                                                      17,668,565

INDUSTRIAL--3.7%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                    13,380,000                7,894,200

Atlantis Group,

   Sr. Notes, 11%, 2003                                                                       1,325,000                  907,625

Hawk, Ser. B,

   Sr. Notes, 10.25%, 2003                                                                    6,432,000                6,206,880

J.B. Poindexter & Co.,

   Sr. Notes, 12.5%, 2004                                                                     9,625,000                8,806,875

                                                                                                                      23,815,580

METALS--.4%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                      7,000,000  (b)             385,000

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                    23,370,000                2,453,850

                                                                                                                       2,838,850

PUBLISHING--.8%

Day International Group, Ser. B,

   Sr. Sub. Notes, 11.125%, 2005                                                              5,200,000                5,018,000

REAL ESTATE--4.4%

Meditrust:

   Conv. Notes, 7.5%, 2001                                                                    3,500,000                3,412,500

   Medium-Term Notes, 7.77%, 2002                                                             8,250,000                6,772,796

   Notes, 7.6%, 2001                                                                            395,000                  369,325

Rockefeller Center Properties,

   Floating Rate Deb., 7.438%, 2007                                                          11,255,000  (e)           9,679,300

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                    8,000,000                8,004,704

                                                                                                                      28,238,625

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--3.0%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               8,481,650                8,439,242

Core-Mark International,

   Sr. Notes, 11.375%, 2003                                                                   3,180,000                3,044,850

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     6,300,000                5,229,000

Southland,

   Deb., 5%, 2003                                                                             3,250,000                2,843,750

                                                                                                                      19,556,842

SHIPPING--1.8%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                      3,600,000                3,492,000

Gearbulk Holdings,

   Sr. Notes, 11.25%, 2004                                                                    2,000,000                2,000,000

International Shipholding,

   Sr. Notes, 9%, 2003                                                                        1,045,000                1,039,775

OMI,

   Sr. Notes, 10.25%, 2003                                                                    2,000,000                2,000,000

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     3,500,000                3,167,500

                                                                                                                      11,699,275

SUPERMARKETS--1.2%

Shoppers Food Warehouse,

   Sr. Notes, 9.75%, 2004                                                                     7,400,000                7,759,366

TELECOMMUNICATION/CARRIERS--3.9%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                    14,750,000                6,121,250

Intermedia Communications,

   Sr. Discount Notes, 0/12.5%, 2006                                                         14,500,000  (a)          10,222,500

MJD Communications, Ser. B,

   Floating Rate Notes, 10.909%, 2008                                                         9,000,000  (e)           8,491,860

                                                                                                                      24,835,610
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES--.8%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    9,017,519  (b)           5,185,073

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                 7,600,000  (g)             152,000

                                                                                                                       5,337,073

TRANSPORTATION--4.0%

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   11.39%, 2006                                                                               8,000,000  (e)           4,440,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       7,416,000                6,351,906

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                   15,175,000               14,947,375

                                                                                                                      25,739,281

UTILITIES--.7%

Hidroelectrica Piedra del Aguila:

   Notes, 8%, 2009                                                                            3,510,000  (d)           2,272,374

   Notes, 8.25%, 2009                                                                         3,904,688  (d)           2,508,762

                                                                                                                       4,781,136

WIRELESS COMMUNICATIONS--8.8%

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                  15,750,000  (d)          12,324,375

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                           15,000,000  (a)          14,400,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                           16,000,000  (a)          11,880,000

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                         32,045,000  (a)           8,491,925

Pagemart Nationwide,

   Sr. Notes, 15%, 2005                                                                      13,500,000                9,517,500

                                                                                                                      56,613,800

TOTAL BONDS AND NOTES

   (cost $842,771,690)                                                                                               636,705,201

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS--.2%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.0%

Spanish Broadcasting System, Cl. A                                                               21,400  (d,h)           105,663

UnitedGlobalCom, Cl. A                                                                              906  (h)              12,344

                                                                                                                         118,007

TELECOMMUNICATION/CARRIERS--.2%

WorldPort Communications (warrants)                                                             276,449  (d,h)           898,459

WIRELESS COMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   3,250  (d,h)            49,156

TOTAL COMMON STOCKS

   (cost $409,297)                                                                                                     1,065,622
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--.1%

Contour Energy,

   Cum. Conv., $2.625                                                                            34,700  (h)             226,634

PUBLISHING--.7%

Newscorp Overseas,

   Ser. A., Cum., $2.15625                                                                      216,973                4,637,171

TOTAL PREFERRED STOCKS

   (cost $6,348,241)                                                                                                   4,863,805
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $849,529,228)                                                             100.2%              642,634,628

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.2%)                (970,033)

NET ASSETS                                                                                       100.0%              641,664,595

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(C)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 8/5/2004.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $28,466,876 OR 4.4% OF NET ASSETS.

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  SUBSEQUENT TO YEAR END, THE ISSUER DEFAULTED ON THIS SECURITY ON JANUARY
     17, 2001.

(G)  NON-INCOME PRODUCING--ISSUER FILED FOR PROTECTION UNDER THE FEDERAL
     BANKRUPTCY CODE.

(H)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           849,529,228   642,634,628

Interest and dividends receivable                                    20,582,950

Receivable for shares of Beneficial Interest subscribed               1,022,484

Prepaid expenses and other assets                                           335

                                                                    664,240,397
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   788,111

Cash overdraft due to Custodian                                       3,196,378

Bank loans payable --Note 4                                          14,800,000

Interest payable--Note 4                                                 82,731

Payable for shares of Beneficial Interest redeemed                    3,708,582

                                                                     22,575,802
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      641,664,595
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     959,265,385

Accumulated undistributed investment income-net                         472,431

Accumulated net realized gain (loss) on investments                (111,178,621)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                          (206,894,600)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      641,664,595


NET ASSET VALUE PER SHARE

                                                       Class A     Class B       Class C             Class R
--------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                     132,652,290  403,701,898   105,167,184             143,223

Shares Outstanding                                  14,819,247   45,102,000    11,743,849              16,010
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             8.95         8.95          8.96                8.95

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            86,849,139

Cash dividends                                                         467,848

TOTAL INCOME                                                        87,316,987

EXPENSES:

Management fee--Note 2(a)                                            5,176,656

Distribution and service fees--Note 2(b)                             5,355,501

Interest expense--Note 4                                                83,296

TOTAL EXPENSES                                                      10,615,453

INVESTMENT INCOME--NET                                              76,701,534
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (75,332,406)

Net unrealized appreciation (depreciation) on investments          (83,332,643)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (158,665,049)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (81,963,515)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended December 31,
                                            ------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         76,701,534           91,005,699

Net realized gain (loss) on investments       (75,332,406)         (18,202,136)

Net unrealized appreciation (depreciation)
   on investments                             (83,332,643)         (58,693,550)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (81,963,515)          14,110,013
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (11,861,821)         (13,467,432)

Class B shares                                (52,431,325)         (57,065,809)

Class C shares                                (14,414,913)         (18,945,063)

Class R shares                                    (25,521)             (22,591)

TOTAL DIVIDENDS                               (78,733,580)         (89,500,895)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                108,547,169          129,666,728

Class B shares                                 50,708,388          178,313,048

Class C shares                                 15,397,988           65,677,422

Class R shares                                        --               209,810

Net assets received in connection with
   reorganization--Note 1                      80,236,472                  --

Dividends reinvested:

Class A shares                                  4,242,853            6,252,511

Class B shares                                 14,442,997           15,659,923

Class C shares                                  4,451,986            5,791,684

Class R shares                                     16,002               13,585

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                            ------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (99,764,708)        (165,607,547)

Class B shares                               (151,011,546)        (134,189,892)

Class C shares                                (64,637,556)         (89,350,304)

Class R shares                                   (172,433)                 (10)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (37,542,388)          12,436,958

TOTAL INCREASE (DECREASE) IN NET ASSETS      (198,239,483)         (62,953,924)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           839,904,078          902,858,002

END OF PERIOD                                 641,664,595          839,904,078

Undistributed investment income--net              472,431            2,504,477

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended December 31,
                                            ------------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     6,044,008           11,720,706

Shares issued in connection
  with reorganization--Note 1                   8,263,282                  --

Shares issued for dividends reinvested            436,321              570,644

Shares redeemed                               (10,159,556)         (15,044,058)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,584,055           (2,752,708)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     5,088,296           16,090,888

Shares issued for dividends reinvested          1,467,678            1,437,007

Shares redeemed                               (15,297,675)         (12,369,337)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (8,741,701)          5,158,558
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,549,129            5,912,749

Shares issued for dividends reinvested            451,310              530,024

Shares redeemed                                (6,518,787)          (8,200,482)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (4,518,348)         (1,757,709)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               18,989

Shares issued for dividends reinvested              1,632                1,248

Shares redeemed                                   (17,105)                  (1)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,473)              20,236

(A) DURING THE PERIOD ENDED DECEMBER 31, 2000, 79,191 CLASS B SHARES REPRESENTING $781,332 WERE AUTOMATICALLY CONVERTED TO 79,227 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 6007 CLASS B SHARES REPRESENTING $62,981 WERE AUTOMATICALLY CONVERTED TO 6,010 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                Year Ended December 31,
                                                                    ---------------------------------------------
CLASS A SHARES                                                       2000       1999        1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.45      11.33       12.46        12.50

Investment Operations:

Investment income--net                                               1.07       1.12        1.15          .71

Net realized and unrealized gain (loss)
   on investments                                                   (1.47)      (.90)      (1.14)        (.04)

Total from Investment Operations                                     (.40)       .22         .01          .67

Distributions:

Dividends from investment income-net                                (1.10)     (1.10)      (1.14)        (.71)

Net asset value, end of period                                       8.95      10.45       11.33        12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                (4.26)      1.99       (.10)         9.16(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                 .95        .95        .95           .95(c)

Ratio of interest expense to average net assets                       .01        .01        .02           .08(c)

Ratio of net investment income
   to average net assets                                            10.80      10.19       9.55          9.34(c)

Portfolio Turnover Rate                                             26.76      40.79      45.34         28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             132,652    106,959    147,131        65,705

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                Year Ended December 31,
                                                                    -------------------------------------------
CLASS B SHARES                                                       2000        1999      1998          1997(a)
---------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.45       11.33     12.46         12.50

Investment Operations:

Investment income-net                                                1.02        1.06      1.09           .66

Net realized and unrealized gain (loss)
on investments                                                      (1.47)       (.89)    (1.14)         (.04)

Total from Investment Operations                                     (.45)        .17      (.05)          .62

Distributions:

Dividends from investment income-net                                (1.05)      (1.05)    (1.08)         (.66)

Net asset value, end of period                                       8.95       10.45     11.33         12.46
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                                (4.74)       1.48      (.61)         8.57(c)
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                1.45        1.45      1.45          1.45(c)

Ratio of interest expense to average net assets                       .01         .01       .02           .09(c)

Ratio of net investment income
   to average net assets                                            10.32        9.70      9.02          8.73(c)

Portfolio Turnover Rate                                             26.76       40.79     45.34         28.83(d)
---------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             403,702     562,605   551,415       198,057

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                Year Ended December 31,
                                                                    ----------------------------------------------
CLASS C SHARES                                                       2000        1999        1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.45       11.33       12.47         12.50

Investment Operations:

Investment income-net                                                1.01        1.04        1.06           .65

Net realized and unrealized gain (loss)
on investments                                                      (1.47)       (.90)      (1.15)         (.03)

Total from Investment Operations                                     (.46)        .14        (.09)          .62

Distributions:

Dividends from investment income-net                                (1.03)      (1.02)      (1.05)         (.65)

Net asset value, end of period                                       8.96       10.45       11.33         12.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                (4.96)       1.23        (.93)         8.47(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                1.70        1.70        1.70          1.70(c)

Ratio of interest expense to average net assets                       .01         .01         .02           .09(c)

Ratio of net investment income
   to average net assets                                            10.09        9.45        8.77          8.54(c)

Portfolio Turnover Rate                                             26.76       40.79       45.34         28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             105,167     170,011     204,184          67,495

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                 Year Ended December 31,
                                                                    ----------------------------------------------
CLASS R SHARES                                                       2000      1999      1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.44     11.32     12.45         12.50

Investment Operations:

Investment income-net                                                1.16      1.05      1.25           .81

Net realized and unrealized gain (loss)
on investments                                                      (1.52)     (.80)    (1.21)         (.14)

Total from Investment Operations                                     (.36)      .25       .04           .67

Distributions:

Dividends from investment income-net                                (1.13)    (1.13)    (1.17)         (.72)

Net asset value, end of period                                       8.95     10.44     11.32         12.45
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (4.02)     2.24       .14          9.26(b)
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                 .70       .70       .70           .75(b)

Ratio of interest expense to average net assets                       .01       .01       .03           .05(b)

Ratio of net investment income
   to average net assets                                            11.01     10.65     10.41         10.08(b)

Portfolio Turnover Rate                                             26.76     40.79     45.34         28.83(c)
------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 143      329        127           127

(A) FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Income Fund (the "fund") is separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 26, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of
Reorganization   previously   approved   by  the  fund's  Board  of  Trustees,
substantially all of the assets, subject to the liabilities, of the Dreyfus Debt and Equity Funds--Dreyfus Short Term High Yield Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund in equal value. The fund's net asset value on the Closing Date was $9.71 per share, and a total of 8,263,282 shares, representing net assets of $80,236,472 (including $21,160,563 net unrealized depreciation on investments), were issued to Dreyfus Short Term High Yield Fund's shareholders in the exchange. The exchange was a tax free event.

Effective March 22, 2000 Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares
automatically    convert    to    Class    A    shares    after   six   years.

Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.
Short-term    investments,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

other   than   U.S.  Treasury  Bills,  are  carried  at  amortized  cost,  which
approximates    value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $11,585,535. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $109,353,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Debt and Equity Funds--Dreyfus Short Term High Yield Fund. If not applied, $1,960,000 of the carryover expires in fiscal 2005, $18,246,000 in fiscal 2006, and $42,733,000 expires in fiscal 2007 and
$46,414,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

DSC retained $1,185 during the period ended December 31, 2000, from commissions earned on sales of the fund's shares

(b) Distribution and service plan: Under separate Distribution Plans (the
"Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares pay the distributor for distributing their shares at an aggregate annual rate of
 . 50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2000, Class A, Class B and Class C shares were charged $267,840, $2,467,909 and $1,039,349, respectively pursuant to the Plans, of which $225,267, $2,014,647 and $837,197 for Class A, Class B and Class C shares, respectively, were paid to DSC. During the period ended December 31, 2000, Class B and Class C shares were charged $1,233,954, and $346,449 respectively, pursuant to the Service Plan, of which $1,007,323 and $279,066, respectively, were paid to DSC.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $189,013,318 and $220,448,137, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was
$206,894,600,   consisting  of  $2,417,307  gross  unrealized  appreciation  and
$209,311,907 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $1,453,800 with a related weighted average annualized interest rate of 5.73%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Income Fund (the"Fund") of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                 KPMG LLP

New York, New York
February 9, 2001




NOTES

                        For More Information

                        Dreyfus Premier Limited Term
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  029AR0012



================================================================================


Dreyfus Premier
Core Value Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Value Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Premier Core Value Fund produced a total return of 11.21% for its Class A shares, 10.39% for its Class B shares, 10.35% for its Class C shares, 11.30% for its Institutional shares, 11.49% for its Class R shares and 10.89% for its Class T shares.(1) In comparison, the Standard & Poor' s 500/BARRA Value Index (the "Index"), the fund's benchmark, produced a total return of 6.08% for the same period.(2)

We attribute the fund' s positive performance, both on an absolute basis and relative to the Index, to a stock market environment that generally favored the value style of investing for much of the reporting period. In particular, the fund' s emphasis on defense/aerospace, health care, financial services and utilities stocks helped it to outperform its benchmark.

What is the fund's investment approach?

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the fund's performance?

One of the factors that positively affected the fund's performance during the past year has been the portfolio manager's patience and, in some instances, a willingness to go "against the grain." For example, in 1999 the fund purchased shares of Boeing, the world's largest manufacturer of airplanes, when the
company    was    generally    out    of    favor    and
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

many investors were questioning the value of its stock. The company has recently witnessed a strong increase in business from Asia, and its internal cost reduction program has led to a very strong earnings report that exceeded Wall Street analysts' expectations. In a similar sector, the fund's holdings in United Technologies, with its diversified manufacturing interests including aircraft engines, produced strong results for the fund.

We believe the pharmaceutical industry also appeared to be out of favor with investors during the recent political campaigns, as Congress debated expanding Medicare to include prescription drugs. This could have effectively capped the
industry's   revenues  and  possibly  led  to  a  decline  in  the  prices  of pharmaceutical stocks. However, the political season came and went, and as of the end of the reporting period such a proposal had not become law. As technology and telecommunications stocks sold off sharply earlier in the year, many investors shifted to pharmaceutical industry stocks for their steady growth potential. In particular, American Home Products and Abbott Laboratories were very strong performers during the reporting period.

Selected financial services stocks also achieved strong gains during the reporting period, including insurance companies such as American International Group and Citigroup's insurance arm, Travelers. In addition, electric utilities such as Duke Energy were able to produce strong profits in a deregulated environment, as the demand for power outpaced supply.

However, the fund's results were hampered by its holdings in the chemical industry, which continued to perform poorly during the reporting period due to rising energy costs. In addition, other economically cyclical companies, such as those in the broadcasting and publishing industries, began 2000 very strongly only to perform poorly in the second half, as the U.S. economy began to slow.


What is the fund's current strategy?

During 1998 and 1999 when growth investing was paramount, the patience of value investors was severely tested. However, in 2000 we believe value investing took center stage due in part to a slowing U.S. economy. Regardless of whether growth or value investing is in favor at any given moment, our strategy remains consistent. We will continue to look for what we believe are undervalued stocks, regardless of industry, that in our view have the potential to provide good stock price performance. Given the sell-off in the stock market during 2000, we believe there currently remains a wide selection of attractively priced companies available to us as investment opportunities.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC . -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Value Fund Class A shares with the Standard & Poor's 500/BARRA Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE VALUE FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, CLASS T AND INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/00


                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                            2/6/47          4.81%         14.88%         15.02%            --
WITHOUT SALES CHARGE                                         2/6/47         11.21%         16.25%         15.71%            --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     1/16/98         6.39%            --             --            11.66%
WITHOUT REDEMPTION                                          1/16/98        10.39%            --             --            12.47%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                  1/16/98         9.35%            --             --            12.47%
WITHOUT REDEMPTION                                          1/16/98        10.35%            --             --            12.47%

CLASS R SHARES                                               8/4/94        11.49%          16.48%           --            17.75%

INSTITUTIONAL SHARES                                         2/1/93        11.30%          16.37%           --            16.36%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                         8/16/99         5.91%            --             --             7.32%
WITHOUT SALES CHARGE                                        8/16/99        10.89%            --             --            10.97%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


December 31, 2000

COMMON STOCKS--95.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--16.2%

Chase Manhattan                                                                                 450,850               20,485,497

Citigroup                                                                                       548,333               27,999,254

Fannie Mae                                                                                      128,000               11,104,000

First Union                                                                                     230,000                6,396,875

FleetBoston Financial                                                                           568,447               21,352,290

Golden State Bancorp                                                                            326,500               10,264,344

Washington Mutual                                                                               173,300                9,195,731

Wells Fargo                                                                                     175,600                9,778,725

                                                                                                                     116,576,716

BASIC INDUSTRIES--6.9%

Air Products & Chemicals                                                                        205,300                8,417,300

China Steel, ADR                                                                                      7                      87

Dow Chemical                                                                                    218,400                7,998,900

duPont (E.I.) deNemours & Co.                                                                   346,344               16,732,745

Georgia-Pacific                                                                                 243,700                7,585,163

International Paper                                                                              90,200                3,681,287

Union Carbide                                                                                    89,900                4,837,744

                                                                                                                      49,253,226

BROKERAGE--5.1%

Goldman Sachs Group                                                                              50,200                5,368,263

Morgan Stanley Dean Witter & Co.                                                                245,000               19,416,250

Stilwell Financial                                                                              308,000               12,146,750

                                                                                                                      36,931,263

CAPITAL GOODS--8.0%

Boeing                                                                                          130,700                8,626,200

Deere & Co.                                                                                     119,300                5,465,431

Eaton                                                                                            50,000                3,759,375

Pitney Bowes                                                                                    282,400                9,354,500

Rockwell International                                                                          170,600                8,124,825

TRW                                                                                              71,500                2,770,625

United Technologies                                                                             250,200               19,671,975

                                                                                                                      57,772,931

CONSUMER DURABLES--.7%

Ford Motor                                                                                      226,291                5,303,695

CONSUMER NON-DURABLES--1.6%

Kimberly-Clark                                                                                  157,200               11,112,468


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--7.7%

Abercrombie & Fitch, Cl. A                                                                           2                       40

Albertson's                                                                                     294,000                7,791,000

Circuit City Stores--Circuit City Group                                                         270,300                3,108,450

Disney (Walt)                                                                                   460,600               13,328,613

Federated Department Stores                                                                     193,700  (a)           6,779,500

First Data                                                                                      143,200                7,544,850

Knight-Ridder                                                                                   143,000                8,133,125

Vivendi Universal, ADR                                                                          137,120                8,955,650

                                                                                                                      55,641,228

ENERGY--14.0%

BP Amoco, ADS                                                                                   270,500               12,950,187

Conoco, Cl. B                                                                                   581,420               16,824,841

Exxon Mobil                                                                                     370,016               32,168,266

Halliburton                                                                                     307,300               11,139,625

Texaco                                                                                          287,450               17,857,831

Williams Cos.                                                                                   234,400                9,361,350

                                                                                                                     100,302,100

HEALTH CARE--6.4%

Abbott Laboratories                                                                             166,300                8,055,156

American Home Products                                                                          251,100               15,957,405

Merck & Co.                                                                                     146,100               13,678,613

Wellpoint Health Networks                                                                        71,900  (a)           8,286,475

                                                                                                                      45,977,649

INSURANCE--9.3%

Aetna                                                                                            56,300  (a)           2,311,819

Allstate                                                                                        117,000                5,096,813

American General                                                                                143,500               11,695,250

American International Group                                                                    219,993               21,683,060

CIGNA                                                                                            70,200                9,287,460

Marsh & McLennan Cos.                                                                            79,300                9,278,100

MetLife                                                                                         220,800                7,728,000

                                                                                                                      67,080,502

TECHNOLOGY--5.1%

Advanced Micro Devices                                                                          112,600  (a)           1,555,287

Apple Computer                                                                                  358,400  (a)           5,331,200

Avaya                                                                                           270,700                2,791,594


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Electronic Data Systems                                                                         103,800                5,994,450

Hewlett-Packard                                                                                 215,700                6,808,031

International Business Machines                                                                 131,900               11,211,500

3COM                                                                                            345,000  (a)           2,932,500

                                                                                                                      36,624,562

TELECOMMUNICATIONS--1.4%

Cable & Wireless, ADS                                                                           135,600                5,407,050

SK Telecom, ADR                                                                                     270                    6,362

Sprint (FON Group)                                                                              240,800                4,891,250

                                                                                                                      10,304,662

TRANSPORTATION--2.0%

Canadian Pacific                                                                                383,000               10,939,437

Southwest Airlines                                                                              111,200                3,728,536

                                                                                                                      14,667,973

UTILITIES--11.0%

AT&T                                                                                                  1                      17

British Telecommunications, ADR                                                                  47,800                4,146,650

CMS Energy                                                                                      401,800               12,732,037

Entergy                                                                                         181,300                7,671,256

FPL Group                                                                                       154,800               11,106,900

GPU                                                                                             209,000                7,693,813

NiSource                                                                                        414,300               12,739,726

Progress Energy                                                                                 176,100                8,661,919

Telephone & Data Systems                                                                         30,500                2,745,000

Verizon Communications                                                                          231,356               11,596,720

                                                                                                                      79,094,038

TOTAL COMMON STOCKS

   (cost $586,350,729)                                                                                               686,643,013
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.7%
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES;

News Corp., ADR

   (cost $18,296,460)                                                                           664,100               19,300,406


                                                                                               Principal
SHORT-TERM INVESTMENTS--1.9%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

General Electric Capital,

  5.9%, 1/2/2001

   (cost $13,600,000)                                                                        13,600,000               13,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $618,247,189)                                                            100.0%              719,543,419

CASH AND RECEIVABLES (NET)                                                                          .0%                  298,553

NET ASSETS                                                                                       100.0%              719,841,972

(A) NON-INCOME PRODUCING

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           618,247,189   719,543,419

Cash                                                                  1,707,872

Receivable for shares of Beneficial Interest subscribed                 537,899

Dividends and interest receivable                                       598,588

                                                                    722,387,778
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   685,062

Payable for shares of Beneficial Interest redeemed                    1,860,744

                                                                      2,545,806
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      719,841,972
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     599,141,125

Accumulated undistributed investment income--net                        473,481

Accumulated net realized gain (loss) on investments

   and foreign currency transactions                                 18,931,301

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                 101,296,065
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      719,841,972


NET ASSET VALUE PER SHARE

                                        Class A            Class B          Class C         Class R      Class T      Institutional
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      634,409,602         17,208,799        3,459,139       1,138,021      153,677         63,472,734

Shares Outstanding                   20,511,224            560,981          112,743          36,809        4,968          2,053,955
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         30.93              30.68            30.68           30.92         30.93             30.90

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $69,099 foreign taxes withheld at source)    12,130,439

Interest                                                               746,448

TOTAL INCOME                                                        12,876,887

EXPENSES:

Management fee--Note 2(a)                                            5,983,532

Distribution and service fees--Note 2(b)                             1,690,581

Loan commitment fees--Note 4                                             4,668

TOTAL EXPENSES                                                       7,678,781

INVESTMENT INCOME--NET                                               5,198,106
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and

   foreign currency transactions                                    68,393,811

Net realized gain (loss) on forward currency

   exchange contracts                                                       47

NET REALIZED GAIN (LOSS)                                            68,393,858

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                                (1,563,766)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              66,830,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                72,028,198

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                             -----------------------------------
                                                     2000                1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,198,106            2,681,210

Net realized gain (loss) on investments        68,393,858           73,569,659

Net unrealized appreciation (depreciation)
   on investments                              (1,563,766)          25,962,579

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   72,028,198          102,213,448
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,468,910)          (2,263,666)

Class B shares                                    (13,752)                  -

Class C shares                                     (2,282)                  -

Class R shares                                    (10,170)              (5,230)

Class T shares                                       (595)                  (7)

Institutional shares                             (525,129)            (342,052)

Net realized gain on investments:

Class A shares                                (56,485,644)         (57,683,237)

Class B shares                                 (1,237,002)            (578,477)

Class C shares                                   (242,981)            (101,695)

Class R shares                                    (98,289)             (83,515)

Class T shares                                    (11,361)                (999)

Institutional shares                           (5,708,337)          (6,349,211)

TOTAL DIVIDENDS                               (68,804,452)         (67,408,089)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                150,669,087          125,569,592

Class B shares                                 11,546,686            5,359,943

Class C shares                                  2,995,939            1,594,686

Class R shares                                    340,985              318,525

Class T shares                                    145,902               18,242

Institutional shares                            4,679,590            7,236,827


                                                   Year Ended December 31,
                                             -----------------------------------
                                                     2000                1999(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                 53,392,122           51,250,587

Class B shares                                  1,060,343              461,361

Class C shares                                    143,261               60,348

Class R shares                                    108,205               88,719

Class T shares                                     11,968                1,006

Institutional shares                            6,121,851            6,550,537

Cost of shares redeemed:

Class A shares                               (162,682,274)        (173,863,271)

Class B shares                                 (2,259,764)            (964,803)

Class C shares                                   (886,222)            (603,822)

Class R shares                                   (207,125)            (411,172)

Class T shares                                    (26,872)                (462)

Institutional shares                          (12,663,501)         (26,333,926)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       52,490,181           (3,667,083)

TOTAL INCREASE (DECREASE) IN NET ASSETS        55,713,927           31,138,276
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           664,128,045          632,989,769

END OF PERIOD                                 719,841,972          664,128,045

Undistributed investment income--net              473,481              296,213

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                   Year Ended December 31,
                                             -----------------------------------
                                                     2000                1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     4,906,281            3,919,514

Shares issued for dividends reinvested          1,779,939            1,710,386

Shares redeemed                                (5,313,838)          (5,490,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,372,382              139,299
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       379,408              167,221

Shares issued for dividends reinvested             35,752               15,532

Shares redeemed                                   (75,877)             (30,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     339,283              152,063
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        98,128               48,625

Shares issued for dividends reinvested              4,832                2,032

Shares redeemed                                   (29,126)             (18,428)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      73,834               32,229
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        11,236               10,421

Shares issued for dividends reinvested              3,608                2,960

Shares redeemed                                    (6,741)             (13,453)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,103                  (72)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,857                  576

Shares issued for dividends reinvested                400                   34

Shares redeemed                                      (883)                 (16)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,374                  594
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                       152,344              223,113

Shares issued for dividends reinvested            204,134              218,558

Shares redeemed                                  (415,720)            (861,568)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (59,242)            (419,897)

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED DECEMBER 31, 2000, 1,450 CLASS B SHARES REPRESENTING $44,794 WERE AUTOMATICALLY CONVERTED TO 1,439 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                               Year Ended December 31,
                                                                -----------------------------------------------------
CLASS A SHARES                                                   2000        1999        1998       1997         1996
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            30.83       29.26       30.11      30.40        30.13

Investment Operations:

Investment income-net                                             .24(a)      .13(a)      .19        .22          .31

Net realized and unrealized gain (loss)
   on investments                                                3.04        4.78        1.95       6.98         6.03

Total from Investment Operations                                 3.28        4.91        2.14       7.20         6.34

Distributions:

Dividends from investment income-net                             (.23)       (.13)       (.17)      (.23)        (.30)

Dividends in excess of
   investment income--net                                          --          --          --       (.01)         --

Dividends from net realized gain
   on investments                                               (2.95)      (3.21)      (2.82)     (7.25)       (5.77)

Total Distributions                                             (3.18)      (3.34)      (2.99)     (7.49)       (6.07)

Net asset value, end of period                                  30.93       30.83       29.26      30.11        30.40
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.21(b)    17.29(b)     7.06(b)   25.21        21.44
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15        1.15        1.15       1.14         1.13

Ratio of net investment income
   to average net assets                                          .79         .41         .61        .64          .96

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                      --          --          --        .01          .02

Portfolio Turnover Rate                                         88.70       91.22       84.32      92.99        88.46
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         634,410     590,129     555,863     585,624     486,816

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended December 31,
                                                                                   ----------------------------
CLASS B SHARES                                                                         2000     1999     1998(a)
---------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  30.64    29.19     29.04

Investment Operations:

Investment income (loss)--net                                                           .01(b)  (.10)(b)  (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      3.01     4.76      3.00

Total from Investment Operations                                                       3.02     4.66      2.98

Distributions:

Dividends from investment income-net                                                  (0.03)      --      (.01)

Dividends from net realized gain on investments                                       (2.95)   (3.21)    (2.82)

Total Distributions                                                                   (2.98)   (3.21)    (2.83)

Net asset value, end of period                                                        30.68    30.64     29.19
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   10.39    16.37     10.24(d)
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                                                1.90     1.90      1.82(d)

Ratio of net investment income (loss)
   to average net assets                                                                .03     (.33)     (.14)(d)

Portfolio Turnover Rate                                                               88.70    91.22     84.32
----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                17,209    6,792     2,033

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                         Year Ended December 31,
                                                                                      ------------------------------
CLASS C SHARES                                                                         2000       1999       1998(a)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  30.64      29.19      29.04

Investment Operations:

Investment income (loss)--net                                                           .00(b,c)  (.11)(c)   (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      3.02       4.77       3.00

Total from Investment Operations                                                       3.02       4.66       2.98

Distributions:

Dividends from investment income-net                                                   (.03)        --       (.01)

Dividends from net realized gain on investments                                       (2.95)     (3.21)     (2.82)

Total Distributions                                                                   (2.98)     (3.21)     (2.83)

Net asset value, end of period                                                        30.68      30.64      29.19
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                   10.35      16.41      10.24(e)
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                                                1.90       1.90       1.82(e)

Ratio of net investment income (loss)
   to average net assets                                                                .01       (.35)      (.13)(e)

Portfolio Turnover Rate                                                               88.70      91.22      84.32
-------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                 3,459      1,192        195

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
CLASS R SHARES                                                   2000        1999        1998       1997         1996
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            30.82       29.25       30.11      30.46        30.18

Investment Operations:

Investment income-net                                             .32(a)      .20(a)      .26        .33(a)       .36

Net realized and unrealized gain (loss)
   on investments                                                3.04        4.79        1.95       6.90         6.08

Total from Investment Operations                                 3.36        4.99        2.21       7.23         6.44

Distributions:

Dividends from investment income-net                             (.31)       (.21)       (.25)      (.32)        (.39)

Dividends in excess of
   investment income--net                                          --          --          --       (.01)          --

Dividends from net realized gain
   on investments                                               (2.95)      (3.21)      (2.82)     (7.25)       (5.77)

Total Distributions                                             (3.26)      (3.42)      (3.07)     (7.58)       (6.16)

Net asset value, end of period                                  30.92       30.82       29.25      30.11        30.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.49       17.59        7.01      25.54        21.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .90         .90         .90        .89          .88

Ratio of net investment income
   to average net assets                                         1.03         .65         .82        .88         1.23

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                      --          --          --        .01          .02

Portfolio Turnover Rate                                         88.70       91.22       84.32      92.99        88.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,138         885         842        867       11,618

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended December 31,
                                                        ------------------------

CLASS T SHARES                                               2000      1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        30.84     32.45

Investment Operations:

Investment income-net                                         .17(b)    .01(b)

Net realized and unrealized gain (loss)
   on investments                                            3.03      1.23

Total from Investment Operations                             3.20      1.24

Distributions:

Dividends from investment income-net                         (.16)     (.02)

Dividends from net realized gain on investments             (2.95)    (2.83)

Total Distributions                                         (3.11)    (2.85)

Net asset value, end of period                              30.93     30.84
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         10.89      4.10(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.40       .53(d)

Ratio of net investment income
   to average net assets                                      .57       .05(d)

Portfolio Turnover Rate                                     88.70     91.22
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        154        18

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
INSTITUTIONAL SHARES                                             2000        1999        1998       1997         1996
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            30.81       29.24       30.10      30.38        30.12

Investment Operations:

Investment income-net                                             .27(a)      .16(a)      .22        .26          .36

Net realized and unrealized gain (loss)
   on investments                                                3.04        4.78        1.95       6.98         6.01

Total from Investment Operations                                 3.31        4.94        2.17       7.24         6.37

Distributions:

Dividends from investment income-net                             (.27)       (.16)       (.21)      (.26)        (.34)

Dividends in excess of
   investment income--net                                          --          --          --       (.01)          --

Dividends from net realized gain
   on investments                                               (2.95)      (3.21)      (2.82)     (7.25)       (5.77)

Total Distributions                                             (3.22)      (3.37)      (3.03)     (7.52)       (6.11)

Net asset value, end of period                                  30.90       30.81       29.24      30.10        30.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.30       17.41        7.17      25.34        21.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.05        1.05        1.05       1.04         1.03

Ratio of net investment income
   to average net assets                                          .89         .50         .71        .74         1.07

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                      --          --          --        .01         .02

Portfolio Turnover Rate                                         88.70       91.22       84.32      92.99       88.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          63,473      65,111      74,058     80,427      71,894

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Value fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the
Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation (the "DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C, and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2000, there were no open forward currency exchange contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as
amended    (the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

"Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DSC retained $9,611 during the period ended December 31, 2000, from commissions earned on sales of the fund's shares.

(b)  Distribution  and  service  plan:  Under  separate  Distribution Plans (the
" Plan" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares, and Class B, Class C and Class T shares pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended December 31, 2000, Class A, Class B, Class C, Class

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

T and Institutional shares were charged $1,473,671, $79,135, $13,526, $236 and $92,889, respectively, pursuant to their respective Plans, of which $1,242,448, $70,847, $12,117, $227 and $77,684, respectively, were paid to DSC. During the period ended December 31, 2000, Class B, Class C and Class T shares were charged $26 ,379, $4,509 and $236, respectively, pursuant to the Service Plan, of which $23,616, $4,039 and $227, respectively, were paid to DSC.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period
ended   December   31,   2000,   amounted  to  $580,761,329  and  $594,889,345,
respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $101,296,230, consisting of $135,997,920 gross unrealized appreciation and $34,701,690 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility ("the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Core Value Fund (the "Fund") of The Dreyfus/Laurel Funds Trust as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

New York, New York
February 9, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.2260 per share as a long-term capital gain distribution paid on December 18, 2000 and also designates $.3020 per share as a long-term capital gain distribution paid on March 31, 2000.

The fund also designates 31.82% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.



NOTES


                        For More Information

                        Dreyfus Premier Core Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  312AR0012



================================================================================

Dreyfus
Premier Managed
Income Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            28   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Managed Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Managed Income Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with David S. Hertan, portfolio manager and a member of The Boston Company Asset Management Fixed Income Team that manages the fund.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We  encourage  you  to contact your financial advisor for more information about
ways   to   refine   your   investment   strategies   for   the   coming  year.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

David S. Hertan, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Premier Managed Income Fund produced a total return of 9.53% for its Class A shares, 8.73% for its Class B shares, 8.73% for its Class C shares and 9.92% for its Class R shares.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index") produced a total return of 11.63% for the same period.(2)

The fund's relative underperformance as compared to the Index was primarily due to the fund's overweight in high yield and corporate bonds in the first quarter of 2000 when these securities underperformed other areas of the bond market. Although the fund's performance improved later in the year, we were unable to make up for the relative underperformance in the first calendar quarter.

What is the fund's investment approach?

The fund invests at least 65% of its total assets in United States Government debt and investment-grade corporate debt obligations. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the fund's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

What other factors influenced the fund's performance?

At the beginning of 2000, the fund had allocated approximately 14% of its assets in high yield bonds. In March, close to the same time that technology stocks began their steep decline, many of these high yield bonds began to underperform. One reason, among others, for the decline in high yield bonds was that many investors became concerned about the ability of many technology and
telecommunications    com-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

panies to repay loans. Many of these companies are not seen as being financially strong, and in order to attract investors, must issue higher yielding bonds. As the outlook for many of these companies appeared to darken for 2000, demand, and consequently prices, of many of these high yield bonds dropped. In 2000, high yield bonds recorded their worst year since 1990, when the U.S. suffered its last economic recession. In an effort to manage the fund's exposure to lower rated bonds, the majority of high yield bonds in the portfolio at the end of the reporting period were short maturity, BB-rated bonds -- the highest tier of high yield securities.

As for investment-grade corporate bonds during the first quarter, these bonds were out of favor as compared to U.S. Treasury bonds, as the federal government implemented plans to retire U.S. Treasury debt using the budget surplus. While the second and third quarters of 2000 were relatively calm for investment-grade corporate bonds, the fourth quarter was difficult, as the economy slowed. A number  of  major  companies  announced  that  profits  would  be lower than had originally been expected. In particular, bonds issued by retailers and telecommunications companies came under pressure, although the fund held few of
these    securities.

After the first calendar quarter of 2000, we repositioned the fund, reducing our exposure to high yield and corporate bonds and increasing our holdings in U.S. Treasury notes and bonds. We also added exposure to mortgage-backed securities, which pay more income than U.S. Treasury bonds and have little or no credit risk.

Mortgage-backed securities produced good results for the fund until the fourth quarter, when falling interest rates caused these types of securities to weaken. In a falling interest-rate environment, homeowners tend to refinance their homes, causing investors in mortgage-backed bonds to reinvest at lower yields. Anticipating this development, we shifted some of our investments in these securities to lower coupon mortgages that are less vulnerable to refinancing risk.


The fund's weighting in securities backed by credit card receivables and commercial mortgages also fueled our performance. These types of securities tend to pay more income than U.S. Treasury bonds and do not have significant
refinancing    or    credit    risk.

What is the fund's current strategy?

Due  to  the  weakening  economy,  our  strategy  has  been to focus the fund on relatively high quality securities. However, the Federal Reserve Board has demonstrated with its recent actions that it is prepared to take steps in an effort to prevent the U.S. economy from continuing its decline. As a result, toward the end of the period, we began to consider increasing our exposure to corporate bonds, since these securities tend to benefit from any upturns in
domestic    economic    growth.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Managed Income Fund Class A shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MANAGED INCOME FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

DREYFUS PREMIER MANAGED INCOME FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH WHAT IS BELIEVED TO BE PRUDENT RISK OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INVESTMENT-GRADE CORPORATE AND U.S. GOVERNMENT OBLIGATIONS AND IN OBLIGATIONS HAVING MATURITIES OF 10 YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/00


                                                           Inception                                                       From
                                                             Date           1 Year         5 Years        10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                            8/1/79           4.61%          4.13%           7.10%           --
WITHOUT SALES CHARGE                                        8/1/79           9.53%          5.09%           7.60%           --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE((+))                     12/19/94          4.73%          3.96%            --            6.10%
WITHOUT REDEMPTION                                         12/19/94          8.73%          4.28%            --            6.10%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE((+)(+))                  12/19/94          7.73%          4.29%            --            6.11%
WITHOUT REDEMPTION                                         12/19/94          8.73%          4.29%            --            6.11%

CLASS R SHARES                                               2/1/93          9.92%          5.34%            --            6.41%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--104.3%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--11.9%

CIT Equipment Collateral,

   Ser. 2000-1, Cl. A-4, 7.58%, 2008                                                            765,000                  792,800

CNH Equipment Trust,

   Ser. 2000-A, Cl. A-4, 7.34%, 2007                                                          1,078,000                1,112,900

Centex Home Equity:

   Ser. 2000-B, Cl. A-3, 8.03%, 2026                                                          1,164,000                1,202,098

   Ser. 2000-C, Cl. A-4, 7.72%, 2029                                                            333,000                  343,555

Citibank Credit Card Master Trust I,

   Ser. 1999-2, Cl. A, 5.875%, 2011                                                             338,000                  329,725

Discover Card Master Trust I,

   Ser. 2000-9, Cl. A, 6.35%, 2008                                                              361,000                  366,993

First Security Auto Owner Trust,

   Ser. 2000-2, Cl. A-4, 6.93%, 2005                                                          1,659,000                1,704,917

Ford Credit Auto Owner Trust,

   Ser. 2000-E, Cl. A-5, 6.77%, 2004                                                            672,000                  688,052

The Money Store Home Equity Trust,

   Ser. 1996-B, Cl. A-8, 7.91%, 2024                                                             27,000                   27,834

Newcourt Equipment Trust Securities,

   Ser. 1999-1, Cl. A-4, 7.18%, 2005                                                            607,000                  621,228

Residential Asset Securities:

   Ser. 2000-KS2, Cl. AI-4, 7.895%, 2028                                                        330,000                  345,558

   Ser. 2000-KS3, Cl. AI-3, 7.805%, 2025                                                        532,000                  548,943

Sears Credit Account Master Trust,

   Ser. 2000-1, Cl. A, 7.25%, 2007                                                              749,000                  772,895

                                                                                                                       8,857,498

BANKING--6.8%

Bank of America,

   Notes, 7.875%, 2005                                                                          675,000                  713,095

Bank One,

   Notes, 7.625%, 2005                                                                          265,000                  275,541

Chase Manhattan,

   Sub. Notes, 7%, 2009                                                                         530,000                  528,462

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      281,000                  290,039

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     758,000                  783,525

FleetBoston Financial,

   Notes, 7.25%, 2005                                                                           665,000                  689,201

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     995,000                1,030,989


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Wells Fargo,

   Sr. Notes, 7.25%, 2005                                                                       685,000                  713,532

                                                                                                                       5,024,384

BROADCASTING & MEDIA--1.8%

Adelphia Communications, Ser. B,

   Sr. Notes, 8.125%, 2003                                                                      365,000                  341,275

CSC Holdings,

   Sr. Notes, 7.875%, 2007                                                                      205,000                  206,527

Charter Communications Holdings:

   Sr. Notes, 8.25%, 2007                                                                       360,000                  327,600

   Sr. Notes, 8.625%, 2009                                                                      160,000                  146,000

Viacom,

   Sr. Notes, 7.7%, 2010                                                                        325,000                  342,036

                                                                                                                       1,363,438

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.6%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2000-WF1, Cl. A-1, 7.64%, 2009                                                          246,911                  259,526

COMM,

   Ser. 1999-1, Cl. A-2, 6.455%, 2008                                                         1,455,000                1,458,532

CS First Boston Mortgage Securities,

   Ser. 2000-C1, Cl. A-2, 7.545%, 2010                                                          402,000                  429,010

Lehman Brothers Commercial Conduit Mortgage Trust,

   Ser. 1999-C1, Cl. A-2, 6.78%, 2009                                                           172,000                  176,108

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C2, Cl. A-2, 7.455%, 2010                                                          361,000                  383,313

                                                                                                                       2,706,489

CONSUMER--.9%

ICN Pharmaceuticals, Ser. B,

   Sr. Notes, 9.25%, 2005                                                                       470,000                  479,400

Rayovac, Ser. B,

   Sr. Sub. Notes, 10.25%, 2006                                                                 195,000                  197,925

                                                                                                                         677,325

ENVIRONMENTAL--1.0%

Waste Management,

   Conv. Sub. Notes, 4%, 2002                                                                   730,000                  706,275

FINANCIAL SERVICES--6.9%

Associates Corp. of North America:

   Sr. Notes, 5.75%, 2003                                                                       415,000                  409,656

   Sr. Notes, 5.8%, 2004                                                                        860,000                  847,060

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Boeing Capital:

   Sr. Notes, 7.1%, 2005                                                                        205,000                  213,689

   Sr. Notes, 7.375%, 2010                                                                      165,000                  177,131

DLJ,

   Sr. Notes, 5.875%, 2002                                                                      250,000                  249,251

Ford Motor Credit,

   Notes, 7.875%, 2010                                                                          250,000                  258,052

GS Escrow,

   Sr. Notes, 7%, 2003                                                                          675,000                  651,023

Goldman Sachs,

   Notes, 6.65%, 2009                                                                           465,000                  454,903

Household Finance,

   Notes, 8%, 2005                                                                              710,000                  745,873

Paine Webber,

   Sr. Notes, 6.375%, 2004                                                                      715,000                  718,221

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                           370,000  (a)             376,356

                                                                                                                       5,101,215

FOOD & BEVERAGES--1.0%

Nabisco,

   Notes, 6%, 2001                                                                              735,000                  733,565

FOREIGN--4.0%

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            370,000                  346,603

Diageo Capital,

   Notes, 6.625%, 2004                                                                          960,000                  975,388

Global Crossing Holdings,

   Sr. Notes, 9.125%, 2006                                                                      225,000                  216,562

Korea Development Bank,

   Bond, 7.375%, 2004                                                                           280,000                  280,985

Province of Quebec:

   Deb., 7.5%, 2029                                                                             133,000                  143,721

   Sr. Notes, 5.75%, 2009                                                                       795,000                  768,909

United Mexican States,

   Notes, 9.875%, 2010                                                                          219,000                  235,535

                                                                                                                       2,967,703

HEALTH CARE--.3%

Tenet Healthcare,

   Sr. Notes, 8.625%, 2003                                                                      215,000                  219,157


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--1.4%

American Standard,

   Sr. Notes, 7.125%, 2003                                                                      405,000                  397,913

Conagra,

   Notes, 7.875%, 2010                                                                          500,000                  539,879

Eagle-Picher Holdings,

   Sr. Discount Notes, 0%, 2003                                                                 600,000  (b)              98,250

                                                                                                                       1,036,042

INSURANCE--1.5%

Allstate,

   Sr. Notes, 7.2%, 2009                                                                        450,000                  462,559

Hartford Financial Services:

   Sr. Notes, 7.75%, 2005                                                                       460,000                  485,652

   Sr. Notes, 7.9%, 2010                                                                        165,000                  177,908

                                                                                                                       1,126,119

OIL & GAS--5.7%

Coastal:

   Notes, 6.2%, 2004                                                                            985,000                  974,024

   Notes, 7.75%, 2010                                                                           140,000                  147,869

   Sr. Notes, 8.125%, 2002                                                                      240,000                  248,455

Conoco,

   Sr. Notes, 5.9%, 2004                                                                        606,000                  600,424

Enron,

   Notes, 7.875%, 2003                                                                          675,000                  697,525

Ocean Energy:

   Notes, 8.875%, 2007                                                                          420,000                  434,700

   Sr. Notes, 7.875%, 2003                                                                      230,000                  230,287

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           540,000                  617,778

Williams,

   Notes, 6.2%, 2002                                                                            280,000                  277,776

                                                                                                                       4,228,838

TECHNOLOGY--.5%

Electronic Data Systems,

   Notes, 6.85%, 2004                                                                           370,000                  377,461

TELECOMMUNICATIONS--.6%

Nextel Communications,

   Sr. Notes, 9.375%, 2009                                                                      500,000                  467,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.1%

Burlington Northern Santa Fe,

   Deb., 7.95%, 2030                                                                            265,000                  277,976

Union Pacific,

   Notes, 6.625%, 2008                                                                          520,000                  514,838

                                                                                                                         792,814

U. S. GOVERNMENTS--6.6%

U. S. Treasury Bonds,

   6.125%, 8/15/2029                                                                            711,000                  774,542

U. S. Treasury Notes:

   5.5%, 5/15/2009                                                                              762,000                  778,124

   6.375%, 8/15/2002                                                                            151,000                  153,644

   7.875%, 11/15/2004                                                                         1,250,000                1,368,500

U. S. Treasury Principal Strips,

   0%, 8/15/2022                                                                              6,111,000                1,801,584

                                                                                                                       4,876,394

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--46.9%

Federal Home Loan Mortgage Corp.:

   Notes, 7.375%, 2003                                                                        2,556,000                2,658,240

   7%                                                                                         2,054,000  (c)           2,057,841

   7.5%                                                                                       6,212,000  (c)           6,305,209

Federal National Mortgage Association:

   Bonds, 6.625%, 2030                                                                        2,484,000                2,620,615

   Notes, 6%, 2005                                                                            5,402,000                5,463,836

   Notes, 7.125%, 2010                                                                          391,000                  424,134

   5.5%                                                                                       4,193,000  (c)           4,075,051

   6%                                                                                         7,490,000  (c)           7,248,897

   7%                                                                                           853,000  (c)             862,059

   7.5%, 4/1/2005                                                                                19,106                   19,382

Government National Mortgage Association I:

   6.5%                                                                                       1,954,000  (c)           1,933,835

   8%, 2/15/2030-7/15/2030                                                                    1,094,891                1,123,435

                                                                                                                      34,792,534

UTILITIES--1.8%

National Rural Utilities,

   Coll. Trust Ctfs., 5.7%, 2010                                                                565,000                  527,042

TXU Eastern Funding,

   Gtd. Notes, 6.45%, 2005                                                                      855,000                  833,498

                                                                                                                       1,360,540

TOTAL BONDS AND NOTES

   (cost $76,194,264)                                                                                                 77,415,291


                                                                                              Principal
SHORT-TERM INVESTMENTS--29.6%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--24.2%

General Electric Capital Corp.,

   5.9%, 1/2/2001                                                                            18,000,000               18,000,000

U. S. GOVERNMENT AGENCIES--5.4%

Federal Home Loan Banks,

  Discount Notes

   6.18%, 1/3/2001                                                                            4,000,000                3,998,626

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,998,626)                                                                                                 21,998,626
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $98,192,890)                                                             133.9%               99,413,917

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (33.9%)             (25,170,752)

NET ASSETS                                                                                       100.0%               74,243,165

(A)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2000, THIS SECURITY
AMOUNTED TO $376,356 OR .5% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES
EFFECTIVE UNTIL MATURITY.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  98,192,890  99,413,917

Interest receivable                                                     691,211

Receivable for investment securities sold                               626,094

Receivable for shares of Beneficial Interest subscribed                  30,332

                                                                    100,761,554
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    71,401

Cash overdraft due to Custodian                                       2,630,110

Payable for investment securities purchased                          23,814,342

Payable for shares of Beneficial Interest redeemed                        2,536

                                                                     26,518,389
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,243,165
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      86,662,167

Accumulated net realized gain (loss) on investments                 (13,640,029)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              1,221,027
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,243,165

NET ASSET VALUE PER SHARE


                                                            Class A              Class B               Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           51,526,886           15,068,886             2,834,170            4,813,223

Shares Outstanding                                        5,005,639            1,464,091               275,098              468,134
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 10.29                10.29                 10.30                10.28

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,667,470

EXPENSES:

Management fee--Note 2(a)                                              557,837

Distribution and service fees--Note 2(b)                               308,660

Loan commitment fees--Note 4                                               733

TOTAL EXPENSES                                                         867,230

INVESTMENT INCOME--NET                                               4,800,240
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (2,181,413)

Net unrealized appreciation (depreciation) on investments            4,352,302

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,170,889

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,971,129

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,800,240           5,923,478

Net realized gain (loss) on investments        (2,181,413)         (5,146,935)

Net unrealized appreciation (depreciation)
   on investments                               4,352,302          (2,712,897)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,971,129          (1,936,354)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,338,425)         (4,065,094)

Class B shares                                   (784,351)           (890,296)

Class C shares                                   (157,356)           (262,662)

Class R shares                                   (531,390)           (622,919)

TOTAL DIVIDENDS                                (4,811,522)         (5,840,971)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,920,978           5,871,958

Class B shares                                  3,836,867           8,678,168

Class C shares                                  1,022,253           2,251,472

Class R shares                                  1,670,759           2,530,647

Dividends reinvested:

Class A shares                                  2,534,986           3,144,076

Class B shares                                    359,789             399,234

Class C shares                                     52,275              48,577

Class R shares                                    483,041             559,559

Cost of shares redeemed:

Class A shares                                (19,120,447)        (14,888,410)

Class B shares                                 (5,452,634)         (8,181,002)

Class C shares                                 (2,006,622)         (3,580,979)

Class R shares                                 (6,843,665)         (3,732,725)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (17,542,420)         (6,899,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (15,382,813)        (14,676,750)
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            89,625,978         104,302,728

END OF PERIOD                                  74,243,165          89,625,978

Undistributed investment income--net                   --              11,282

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended December 31,
                                                --------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       598,096             563,004

Shares issued for dividends reinvested            254,643             303,602

Shares redeemed                                (1,929,523)         (1,433,912)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,076,784)           (567,306)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       384,933             832,744

Shares issued for dividends reinvested             36,110              38,617

Shares redeemed                                  (549,498)           (788,447)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (128,455)             82,914
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       102,368             214,283

Shares issued for dividends reinvested              5,243               4,697

Shares redeemed                                  (202,119)           (345,558)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (94,508)           (126,578)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       167,325             242,029

Shares issued for dividends reinvested             48,532              54,093

Shares redeemed                                  (676,580)           (357,508)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (460,723)            (61,386)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2000, 25,751 CLASS B SHARES REPRESENTING $580,053 WERE AUTOMATICALLY CONVERTED TO 25,742 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 3,908 CLASS B SHARES REPRESENTING $39,354 WERE AUTOMATICALLY CONVERTED TO 3,908 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                   Year Ended December 31,
                                                                 ----------------------------------------------------------------
CLASS A SHARES                                                   2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.99         10.81         11.01          10.73         11.08

Investment Operations:

Investment income--net                                            .61           .64           .73            .73           .69

Net realized and unrealized gain (loss)
   on investments                                                 .30          (.82)         (.19)           .27          (.35)

Total from Investment Operations                                  .91          (.18)          .54           1.00           .34

Distributions:

Dividends from investment income--net                            (.61)         (.64)         (.74)          (.72)         (.69)

Net asset value, end of period                                  10.29          9.99         10.81          11.01         10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             9.53         (1.75)         4.90           9.80          3.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95           .95           .95            .95           .95

Ratio of net investment income
   to average net assets                                         6.16          6.21          6.62           6.74          6.48

Portfolio Turnover Rate                                        531.86        309.42        238.95         244.44        251.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          51,527        60,755        71,902         72,878        77,305

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                   Year Ended December 31,
                                                                 ----------------------------------------------------------------
CLASS B SHARES                                                   2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.99         10.81         11.01          10.73         11.08

Investment Operations:

Investment income--net                                            .54           .57           .64            .65           .61

Net realized and unrealized gain (loss)
   on investments                                                 .30          (.83)         (.19)           .27          (.35)

Total from Investment Operations                                  .84          (.26)          .45            .92           .26

Distributions:

Dividends from investment income--net                            (.54)         (.56)         (.65)          (.64)         (.61)

Net asset value, end of period                                  10.29          9.99         10.81          11.01         10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             8.73         (2.48)         4.10           8.97          2.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.70          1.70           1.70          1.70

Ratio of net investment income
   to average net assets                                         5.41          5.44          5.81           5.98          5.77

Portfolio Turnover Rate                                        531.86        309.42        238.95         244.44        251.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          15,069        15,905        16,325          6,896         4,973

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended December 31,
                                                                 ----------------------------------------------------------------
CLASS C SHARES                                                   2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.00         10.82         11.02         10.73         11.08

Investment Operations:

Investment income--net                                            .54           .57           .64           .64           .61

Net realized and unrealized gain (loss)
   on investments                                                 .30          (.83)         (.19)          .29          (.35)

Total from Investment Operations                                  .84          (.26)          .45           .93           .26

Distributions:

Dividends from investment income--net                            (.54)         (.56)         (.65)         (.64)         (.61)

Net asset value, end of period                                  10.30         10.00         10.82         11.02         10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.73         (2.48)         4.17          8.96          2.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.70          1.69          1.70          1.68

Ratio of net investment income
   to average net assets                                         5.42          5.46          5.74          5.95          5.69

Portfolio Turnover Rate                                        531.86        309.42        238.95        244.44        251.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,834         3,695         5,369         1,007           420

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                   Year Ended December 31,
                                                                 ----------------------------------------------------------------
CLASS R SHARES                                                   2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.98         10.81         11.01          10.73         11.08

Investment Operations:

Investment income--net                                            .65           .67           .74            .76           .72

Net realized and unrealized gain (loss)
   on investments                                                 .29          (.84)         (.17)           .27          (.35)

Total from Investment Operations                                  .94          (.17)          .57           1.03           .37

Distributions:

Dividends from investment income--net                            (.64)         (.66)         (.77)          (.75)         (.72)

Net asset value, end of period                                  10.28          9.98         10.81          11.01         10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.92         (1.57)         5.26           9.97          3.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70           .70           .70            .70           .70

Ratio of net investment income
   to average net assets                                         6.41          6.45          6.77           6.99          6.74

Portfolio Turnover Rate                                        531.86        309.42        238.95         244.44        251.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           4,813         9,270        10,707         11,031        12,567

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

In  November 2000 the American Institute of Certified Public Accountants (AICPA)
issued    a    revised    version   of   the   AICPA   Audit   and
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $13,574,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $4,554,000 of the carryover expires in fiscal 2002, $539,000 expires in fiscal 2003 $1,207,000 expires in fiscal 2004, $4,433,000 expires in fiscal 2007 and $2,841,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees
pertain    to    the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

(b)  Distribution  and  service  plan:  Under  separate  Distribution plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2000, Class A, Class B and Class C shares were charged $135,157,
$108,405 and $21,722, respectively, pursuant to the Plans, of which $111,068, $89,991 and $17,640 for Class A, Class B and Class C shares, respectively, were paid to DSC. Class B and Class C shares were charged $36,135 and $7,241, respectively, pursuant to the Service Plan, of which $29,997 and $5,880 for Class B and Class C shares, respectively, were paid to DSC.


Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $432,520,339 and $446,100,202, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,221,027, consisting of $1,777,990 gross unrealized appreciation and $556,963 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Managed Income Fund (the "Fund") of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP


New York, New York

February 9, 2001



                        For More Information

                        Dreyfus Premier Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  349AR0012